Exhibit 99.3

Horizon Lines Capital Structure Refinancing August 13, 2007

Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to "Forward- Looking Statements": Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute "forward-looking statements" and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the "forward-looking statements". Such factors are detailed in the Horizon Lines, Inc.'s Form 10-K and Form 10-Q filed with the Securities and Exchange Commission on March 2, 2007 and July 27, 2007, respectively.

Capital Structure Refinancing Agenda Introduction and Overview Chuck Raymond - Chairman, President & Chief Executive Officer Transaction Review Mark Urbania - Executive Vice President & Chief Financial Officer Organizational Realignment Chuck Raymond - Chairman, President & Chief Executive Officer Questions and Answers

Capital Structure Refinancing Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview

Key Benefits of Financing Transactions Lower blended cost of debt ~5.4% blended cash interest rate versus ~8.8% at June 24, 2007 Greater liquidity ~$110 million of liquidity at close versus $69 million at June 24, 2007 Improves cash flow due to lower cash interest expense and cash taxes Enhanced flexibility to pursue acquisitions By purchasing the call options overlay, Horizon Lines raised the share price at which actual share dilution from convertible notes will occur to $51.41 Simplifies Horizon Lines reporting structure (single reporting entity rather than three reporting entities)

Capital Structure Refinancing M. Mark Urbania Executive Vice President & Chief financial Officer Transaction Review

Summary of Refinancing Activity 9% Senior Notes: Retired via Tender Offer 11% Senior Discount Notes: Retired via Tender Offer $330 million Senior Unsecured 4.25% Convertible Notes Due August 15, 2012 Issued: Includes 10% Over allotment option 4.25% Coupon, 30% Conversion Premium ($37.13 Conversion Price) Effective Conversion Premium raised to 80% or $51.41 via call options overlay Non-Call Life Credit Rating: B3 / B $375 million Senior Secured Credit Facility Interest Rate Reduced from LIBOR + 225 bps to LIBOR + 150 bps Revolving Line of Credit Upsized to $250 million from $75 million Term Loan Downsized to $125 million from $250 million Credit Rating: Ba1 / BB+ 1 million shares repurchased at $28.56

Refinancing Funds Flow (1) Includes accrued interest of $4.6 million on senior notes. (2) Reflects net cost of convertible hedge purchased after applying proceeds from sale of warrant premium. ($ in Millions) Sources Amount Uses Amount Revolver $ 133.5 Refinance Senior Credit Facility $ 193.1 Term Loan A 125.0 Refinance Existing Notes(1) 289.2 Convertible Notes 300.0 Convertible Call Options Overlay(2) 40.6 Convertible Notes Greenshoe (10%) 30.0 Repurchase of Common Stock 28.6 Redemption Premiums 25.1 Transaction Costs 11.9 $ 588.5 $ 588.5 Sources and Uses

Pro Forma Capitalization (1) Remaining balances consist of notes untendered as of July 30th, 2007 ($ in Millions) Actual 6/24/2007 Pro Forma 6/24/2007 Pro Forma EBITDA Multiple Existing Revolver $ -- $ -- 0.0x Revolver ($250.0) -- 133.5 0.8x Existing Term Loan 193.3 -- 0.0x Term Loan A -- 125.0 0.8x Capital Lease Obligation 0.2 0.2 0.0x 9% and 11% Senior Notes(1) 291.5 9.4 0.1x Total Senior Debt 485.0 268.1 1.6x Convertible Notes -- 330.0 2.0x Total Long Term Debt 485.0 598.1 3.6x Total Shareholder's Equity 216.0 120.2 0.7x Total Capitalization $ 701.0 $ 718.3 4.3x LTM Adjusted EBITDA $ 164.4 $ 164.4

Why Did We Decide to Refinance Now? NPV positive to redeem the 9% and 11% bonds now rather than when no call period ends Short term window of opportunity Risk of higher interest rates and credit spread deterioration Enhanced strategic flexibility Corporate structure simplification Reduces administrative work and costs

Why This Structure? Ratings upgrades resulted in improved pricing Balances our fixed and variable rate debt Access to pro-rata traditional banks allowed for significantly better pricing than institutional lenders Upon conversion, principal amount will be repaid in cash, minimizing possible share dilution Call options overlay achieves effective 80% conversion premium at $51.41 Facilitates execution of growth strategy Overall best option to achieve all objectives

Why is Structure Good for Investors? Cash flow accretive EPS accretive (under current accounting) Minimizes dilution Tax deductibility of call option Tangible demonstration of management's bullishness on stock Facilitates achievement of strategic growth objectives

How Do the Convertible Notes and Call Options Overlay Work? Convertible note includes two components Bond with 4.25% coupon Embedded call option that is convertible into stock when price increases by 30.0% or more HRZ purchases a call option from counterparties Investment banks agree to deliver the number of shares issuable upon conversion of notes when HRZ is up 30%, $37.13, or more Effectively turns convertible notes into straight debt HRZ sells warrants to counterparties HRZ delivers shares to banks if the $51.41 upper strike price is reached Actual dilution does not begin until HRZ is up 80% or $51.41

Why Did We Execute Share Buyback? Management believes stock is undervalued Hedge against dilution if stock price rises above the $51.41 upper strike price in call options overlay Over allotment exercise supplied additional proceeds

What Are the Risks? Potential accounting change would increase non-cash interest expense Stock price goes above upper conversion premium price

2007 and 2008 Financial Benefits ($ in Thousands, Except per Share) Q3 2007 2007 2008 Interest Expense, Net $ 1,654 $ 5,077 $ 15,226 Interest Expense, Net After Taxes $ 1,150 $ 3,531 $ 10,589 Diluted EPS $ 0.03 $ 0.10 $ 0.31 Cash Flow(1) N/A $ 4,300 $ 12,700 Cash Flow per Share N/A $ 0.13 $ 0.37 (1) Includes cash interest savings and tax deductions on purchased bond hedge

2007 Financial Guidance Financial Guidance ($ in Millions except EPS) Third Quarter Year Revenue $314 - $322 $1,190 - $1,200 EBITDA(1) $49 - $52 $168 - $173 Diluted EPS(1) $0.59 - $0.66 $1.56 - $1.68 Free Cash Flow N/A $34 - $41 (1) Guidance excludes loss on extinguishment of debt associated with refinancing

Capital Structure Refinancing Chuck Raymond Chairman, President & Chief Executive Officer Organizational Realignment

Organizational Realignment Overview Corporate structure is being realigned to accomplish the following: Consolidate core container shipping business operations Standup a separate logistics company Combine all financial and administrative functions New structure will provide a platform to pursue strategic growth opportunities, while maintaining focus primarily on our core business Affords greater agility and flexibility with no additional costs Senior leadership development

Organizational Realignment Structure

Questions & Answers

Appendix

Borrower: Horizon Lines, Inc. Facilities: $375 million Senior Secured Credit Facilities consisting of: $250 million Revolving Credit Facility $125 million Term Loan Facility Additional Capacity: $150 million Accordion Maturity: Revolver - 5 years Term Loan - 5 years Guarantors: All existing and future direct and indirect material domestic subsidiaries of the Borrower Security: All assets and stock of subsidiaries Pricing: Based on a leverage based grid with initial pricing at LIBOR + 150bps Amortization: Revolving Credit Facility: None Term Loan Facility: Subject to the following amortization schedule: Year1 Year2 Year3 Year4 Year5 5.0% 5.0% 15.0% 15.0% 60.0% Financial Covenants: Maintenance-Based Financial Covenants - Maximum Senior Secured Leverage Ratio of 3.0x - Minimum Interest Coverage Ratio of 3.5x Overview of Senior Credit Facilities

Overview of Convertible Notes Issurer: Horizon Lines, Inc. Issue: Convertible Senior Notes due 2012 Aggregate Principal Amount: $300 million Over-allotment Option: $30 million Issue Price: 100.0% Interest: 4.25% per annum, accruing from August 8, 2007 Interest Payment Dates: February 15 and August 15 of each year, beginning February 15, 2009 Maturity: August 15, 2012 HRZ Closing Price on August 1, 2007: $28.56 Conversion Premium: 30% over the $28.56 NYSE closing price on August 1, 2007 or $37.13 Conversion Price: Approximately $37.13 per share of common stock, subject to adjustment Conversion Rate: 26.9339 shares of common stock per $1,000 in principal amount of notes, subject to adjustment Optional Redemption: None Investor Puts: None Call Spread Overlay: Effective conversion premium raised to 80% or $51.41

Net Income / EBITDA Reconciliation LTM 6/24/07 Net Income (Loss) $ 80.2 Interest Expense, Net 47.4 Tax Expense (Benefit) (31.7) Depreciation & Amortization 66.2 EBITDA 162.1 Stock Compensation Expense - Management Fees - Transaction Related Expense 1.2 Lease Buyout Gross Expense Savings - Loss on Extinguishment of Debt 1.1 Adjusted EBITDA $ 164.4 ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Holding Corp. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.